Exhibit 99.1

Facet Biotech and PDL BioPharma December 2008

2 PDL BioPharma, Inc./ Facet Biotech Corporation Forward-looking Statements This presentation contains forward-looking statements involving risks and uncertainties and PDL’s and Facet’s actual results could differ materially from those, express or implied, in this presentation. The forward-looking statements include our expectations regarding our operating and financial results and the clinical development of potential products. Various factors may cause differences between our expectations and actual results including: unexpected litigation or other disputes; competition from alternative therapies; inability to obtain or maintain adequate patent protection for our patent portfolio; disappointing results from clinical trials; and failure to obtain regulatory approval for potential products. Other risk factors we face are discussed in the “Risk Factors” sections of each of our SEC filings, which may be obtained at the “Investors” section of our websites at www.pdl.com and www.facetbiotech.com. We expressly disclaim any obligation or undertaking to updates or revise any forward-looking statements to reflect any change in expectations, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement. Copyright Notice All of the content in this presentation is copyrighted and may not be reproduced, distributed or revised in any manner without the prior written consent of PDL BioPharma and Facet Biotech. Any use without consent may violate copyright law and other laws or regulations. © Copyright 2008, PDL BioPharma, Inc. All Rights Reserved.

3 Transaction summary Transaction Spin-off of Facet Biotech from PDL BioPharma Ticker NASDAQ: FACT and PDLI Distribution 1 share of FACT per 5 shares of PDLI Rationale To separate promising development-stage biotechnology company from highly-profitable royalty company Initial Facet $405 million for the clinical development of Capitalization daclizumab, volociximab, elotuzumab and PDL192, the research and development of pre-clinical programs, working capital, and general corporate purposes Financial Advisor Merrill Lynch Distribution Date On or about December 18, 2008

4 Executive participants Faheem Hasnain, CEO Andrew Guggenhime, CFO John McLaughlin, CEO Facet Biotech PDL BioPharma

5 Transaction separates FACT and PDLI Nasdaq: FACT 4 clinical products Integrated R&D capabilities $405M in cash to support operations for more than 3 years BIIB, BMS collaborations Development cost sharing Potential milestones Opportunities for portfolio growth Nasdaq: PDLI Antibody humanization royalties Substantial and growing revenues from diverse portfolio of products Growth potential from additional indications and products U.S. patents expire Dec 2014 Plan to distribute future revenues less: Operating expenses Income taxes $500 million in convertible notes and debt service

Faheem Hasnain, CEO Facet Biotech

7 Facet Biotech: strategic process Unique opportunity to shape Facet Biotech into a new and exciting company Define therapeutic area focus and assess clinical competency Increase probability of research success; leverage existing antibody expertise Increase runway of financial resources Assess organizational capabilities to align with strategy Planning and strategic review process ongoing; plan to complete in January 2009

8 Facet Biotech: building a new company Promising pipeline led by daclizumab P2 program in MS Strong research based on compelling biology Clinical programs reflect research capabilities Core platform technology in antibody engineering Strategic collaborations mitigate risk and provide significant milestone opportunities Explore new opportunities to augment existing pipeline Solid financial position Well-capitalized with $405 million Positioned to support operations for more than 3 years • Financial guidance early next year Committed to financial discipline Experienced leadership Build a culture of innovation and performance

9 Facet Biotech: pipeline overview *in collaboration with Biogen Idec **in collaboration with Bristol-Myers Squibb (BMS) ***BMS has option to include in collaboration oncology immunology daclizumab ovarian* lung* volociximab multiple myeloma (monotherapy)** multiple myeloma (combination)** elotuzumab solid tumors PDL192 immunologic diseases*** PDL241 Preclinical Phase 1 Phase 2 multiple sclerosis*

10 Daclizumab: demonstrated proof of concept in MS Anti-IL-2 humanized mAb First approved humanized mAb P2 CHOICE MS trial met primary endpoint Daclizumab 2 mg/kg added to IFN beta every 2 weeks significantly reduced the number of new or enlarged lesions, week 24 Secondary endpoint of annualized relapse rate Reduction of 32% low dose and 43% high dose compared to placebo (unadjusted) In collaboration with Biogen Idec Adjusted Means of New/Enlarged Gd+ Lesions *P-values, percent reductions, and 95% confidence intervals were estimated from a negative binomial regression adjusting for the number of baseline lesions and type of MS (RRMS vs. SPMS). Data presented by M. Kaufman; AAN 2008. 0 1 2 3 4 5 IFN/Placebo IFN/DAC 1 mg/kg IFN/DAC 2 mg/kg 4.8 3.6 1.3 72% reduction* 95% CI: -88%, -34% P=0.004 25% reduction* 95% CI: -68%, +76% P=0.514 CHOICE Primary Endpoint – Adjusted New or Enlarged Gd+ Lesions

11 Daclizumab: SELECT trial P2 SELECT monotherapy trial ongoing, led by Biogen Idec Double-blind, placebo-controlled dose-ranging study in patients with relapsing-remitting MS Placebo or daclizumab 150 mg or 300 mg administered SC every 4 weeks for 48 weeks Primary endpoint measures total number of new or enlarged Gd+ lesions using MRI Study progressing well; anticipate running through 2009 Continued unmet need for MS and need for new treatments Prevalence (2005)* • 524,700 cases (U.S., EU, Japan) * Market research data

12 Volociximab: a novel anti-angiogenic agent Anti-alpha5-beta1 integrin mAb – a novel angiogenesis pathway Discovered and developed in-house P1 and P1/2 studies ongoing in ovarian and NSCLC In collaboration with Biogen Idec tumor cells fibronectin alpha5beta1 integrin binding to fibronectin new blood vessel formation volociximab binds to alpha5beta1 integrin receptors on EC blocks EC binding to fibronectin inhibits angiogenesis

13 Elotuzumab: novel anti-CS1 antibody Humanized antibody to CS1, a cell-surface glycoprotein for multiple myeloma Proven target expression in preclinical studies Three P1 trials underway, one monotherapy and two in combination BMS collaboration kicked off in Sept. Elotuzumab enhances bortezomib-mediated anti-tumor activity in an OPM2 model* * Data presented at ASH 2007. Elotuzumab was used at a suboptimal dose; bortezomib was used at the optimal dose. Control Ab & PBS Elotuzumab & PBS Control Ab & Bortezomib Elotuzumab & Bortezomib Elotuzumab Dose Days Bortezomib Dose Days 0 20 40 60 80 0 1000 2000 3000 Study Day Tumor Volume (mm3) Facet Biotech

14 PDL192: anti-TWEAK* receptor antibody Novel, humanized mAb to the Tweak receptor, expressed in solid tumors Preclinical data presented at the EORTC meeting in October P1 study ongoing; potential in multiple tumor types Unpartnered program; worldwide rights maintained PDL192 has two proposed mechanisms of action: Directly inhibits the growth of some TWEAK-R-expressing tumor cells Recruits immune effector cells to kill tumor cells via antibody-dependent cellular cytotoxicity (ADCC) * TWEAK: tumor necrosis factor-like weak inducer of apoptosis PDL192 NK NK NK NK cell death Facet Biotech

15 Facet Biotech: key collaborations Daclizumab in MS Volociximab in all indications Elotuzumab Option for PDL241 Collaboration Products Sales-based Milestones Development and Regulatory Milestones Cost and Profitsharing Volociximab: up to $100 million Elotuzumab: up to $200 million PDL241 (if BMS opts in): up to $200 million Daclizumab: up to $250 million Volociximab: up to $300 million Elotuzumab: up to $480 million PDL241: $15 million if BMS opts in at completion of set preclinical studies Up to $230 million 50/50 co-development and cocommercialization Shared global development costs: BMS 80% and PDL 20% U.S. profit split: greater portion of profits to PDL than represented by cost sharing percentage Bristol-Myers Squibb Company biogen idec Facet Biotech

16 DAC MS (SELECT) P2 update Elotuzumab P1 results (3 trials) 2009 BMS option on PDL241 PDL192 P1 results M200 P1 NSCLC results 2009 financial outlook Value drivers for the next 12 months 2008 PDL192 P1 initiated DAC MS (SELECT) P2 initiated Elotuzumab + Velcade P1 initiated Elotuzumab + Revlimid P1 initiated PDL192 IND filed M200 P1 NSCLC initiated Facet Biotech

17 Facet Biotech: investment rationale Greater organizational focus and financial discipline Defined therapeutic area and research focus Organizational capabilities aligned with strategy Extended runway of financial resources Building on existing assets and expertise Promising pipeline Strong research capabilities Strategic collaborations Solid financial position Experienced leadership Facet Biotech

18 Facet Biotech: board of directors Legacy members Brad Goodwin Faheem Hasnain Gary Lyons New member David Parkinson, M.D. • Current president and CEO of Nodality, Inc. • Currently serves on the National Cancer Policy Forum; FDA’s Science Board; and the American Association of Cancer Research board of directors • Prior leadership roles in oncology R&D at Biogen Idec, Amgen and Novartis Facet Biotech

John McLaughlin, CEO PDL BioPharma

20 PDL BioPharma: overview Mission Maximize cash flows and distribute income to stockholders Reconsider monetization process when market conditions improve Dividend payments also under consideration Leadership Management and board with significant operating and IP management experience

21 PDL BioPharma: revenues Queen et al. patents U.S. patents expire in December 2014 YTD, largest percentage of royalties from Avastin, Herceptin and Synagis Other products: Lucentis, Tysabri, Xolair, Raptiva and Mylotarg $270 - $280 million estimated 2008 revenues 22% - 27% growth over 2007 43% revenue CAGR from 2003 to 2007 Strong growth potential from existing & future products $52.7 $83.8 $130.1 $184.3 $221.1 $270-280 2003 2004 2005 2006 2007 2008E* * 2008E royalty revenues include sales of the following licensed antibody products: Avastin®, Herceptin®, Xolair®, Raptiva® and Lucentis® from Genentech; Synagis®f rom MedImmune; My lotarg® f rom Wy eth; and Tysabri® from Elan.

PDL BioPharma: key product potential

Product	Registration*			Phase 3*		
Avastin	Renal Cell Carcinoma	Metastatic	1st-Line	Colon Cancer	Adjuvant	
	Glioblastoma Multiforme	Relapsed		***Breast Cancer***	***Adjuvant***	***HER2-Negative***
					Adjuvant	HER2-Positive
					Metastatic	1st-Line HER2 Neg
						1st-Line HER2 Pos
				Ovarian Cancer	Metastatic Relapsed	1st-Line Platinum-Sensitive
				Prostate Cancer	Hormone Refractory	
				Lung Cancer	Adjuvant	Non-small cell
				Lymphoma	Diffuse	Large B-cell
				Gastric Cancer		1st-Line Advanced
				Gastrointestinal	Stromal Tumors	
				Glioblastoma	Multiforme	Newly Diagnosed
				Head & Neck Cancer	Metastatic	
Herceptin				Breast Cancer	Adjuvant	HER2 Positive
Lucentis				Diabetic Macular Edema Retinal Vein Occlusion		
Xolair	Pediatric Asthma			Persistant Asthma	Moderate to Severe**	

* Data as of November 2008 based on market surveillance.
** Inadequately controlled with corticosteroids and beta-agonists

PDL BioPharma

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23 PDL BioPharma: operations Cash As of Q3, available cash net of the anticipated transfer to Facet was $149 million Expenses Relocating to Nevada by end of 2008 due to more favorable business climate and 0% state corporate tax rate Small staff (less than 10) and low operating expenses Patent defense costs Convertible Notes $250M due in 2012 • The conversion rate will increase and the adjusted conversion rate will become effective on the 10th trading day from, and including, the effective date of the spin-off $250M due in 2023 (put option in 2010) • The conversion rate has increased and became effective on Monday, December 8, 2008

24 PDL BioPharma: legal 2003 Genentech • Settlement • Upheld validity and enforceability of patents • Tiered fee structure 2007 Alexion • Litigation initiated by PDL • Ongoing 2008 MedImmune • License under Queen patents • Paying Synagis royalty • Arbitration-like procedure with non-binding decision by end of 2008 UCB/Celltech • License under Queen patents • Communication of their position that Cimzia does not infringe

25 PDL BioPharma: investment rationale Strong revenue growth will continue Recently increased 2008 guidance to $270 to $280 million Diverse, innovative portfolio drives revenue growth YTD, the largest percentage of revenue received from sales of Avastin, Herceptin and Synagis Other products include: Lucentis, Tysabri, Xolair, Raptiva and Mylotarg Return to stockholders Future dividends or monetization transaction Increased efficiency by reducing staff and relocating to a more favorable business and tax environment Reconsider monetization process when market conditions improve

26 PDL BioPharma: a successful licensing portfolio

27 PDL BioPharma: board of directors Skip Klein Laurence Korn, Ph.D. John McLaughlin Paul Sandman

Q&A